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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of Earliest event reported): December 2, 1997

                  Integrated Packaging Assembly Corporation
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           (Exact name of registrant as specified in its charter)

          Delaware                        0-27712                77-0309372
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(State or other jurisdiction of  (Commission file number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)

2221 Old Oakland Road, San Jose, California             95131-1402
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (408) 321-3600


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ITEM 8. CHANGE IN FISCAL YEAR

        On December 2, 1997, the registrant's Board of Directors approved a change in the registrant's fiscal year end. In the past, the registrant's fiscal year ended on the Sunday nearest December 31, and for purposes of financial statement presentation, each fiscal year was presented as having ended on December 31. Effective with calendar year 1997, the registrant's fiscal year will end on December 31. The registrant's report on Form 10-K for the fiscal year ending December 31, 1997, (the transition period) will be filed in accordance with the requirements of the Securities Exchange Act of 1934.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 1997               Integrated Packaging Assembly Corporation


                                       By: /s/ Alfred V. Larrenaga
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                                           Alfred V. Larrenaga
                                           Vice President and Chief Financial
                                           Officer

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